                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                        IDEC PHARMACEUTICALS CORPORATION
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                                  [IDEC LOGO]

                                                                  April 14, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of IDEC Pharmaceuticals Corporation (the "Company") which will be held on May 17, 2000, at 10:00 a.m., at the Company, 11011 Torreyana Road, San Diego, California.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of the Annual Meeting of Stockholders and Proxy Statement.

     After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals set forth in the enclosed Proxy Statement and recommends that you vote FOR each of such proposals.

     After reading the Proxy Statement, please mark, date, sign and return, by no later than May 12, 2000, the enclosed proxy in the prepaid envelope addressed to ChaseMellon Shareholder Services LLP, our stock transfer agent, to ensure that your shares will be represented. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1999 Annual Report is also enclosed.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ WILLIAM H. RASTETTER

                                          William H. Rastetter, Ph.D.
                                          Chairman, President and
                                          Chief Executive Officer

                        IDEC PHARMACEUTICALS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 2000

     The Annual Meeting of Stockholders (the "Annual Meeting") of IDEC Pharmaceuticals Corporation (the "Company") will be held at the Company, 11011 Torreyana Road, San Diego, California on Wednesday May 17, 2000 at 10:00 a.m. local time, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect three Class III directors to serve for a three year term ending in the year 2003 or until their successor's are elected and qualified.

     2. To consider and vote on the Company's proposal to amend the 1988 Stock Option Plan ("Option Plan") to (i) to increase the total number of shares of common stock authorized for issuance thereunder from 14,270,000 shares to a total of 15,980,000 shares and (ii) extend the term of the Option Plan from December 31, 2002 to December 31, 2005.

     3. To consider and vote on the Company's proposal to amend the 1993 Non-Employee Directors Stock Option Plan ("Directors Plan") to (i) increase the total number of shares of common stock authorized for issuance thereunder from 740,000 shares to a total of 1,040,000 shares and (ii) extend the term of the Directors Plan from September 13, 2003 to December 31, 2005.

     4. To ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000.

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     Only stockholders of record at the close of business on March 22, 2000 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A complete list of stockholders entitled to vote will be available from the Secretary of the Company at the Company's executive offices at 3030 Callan Road, San Diego, California 92121, for a period of ten days before the Annual Meeting.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                                          By Order of the Board of Directors,

                                          Kenneth J. Woolcott
                                          Secretary

April 14, 2000

                        IDEC PHARMACEUTICALS CORPORATION

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2000

GENERAL

     The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of IDEC Pharmaceuticals Corporation (the "Company"), a Delaware corporation with corporate headquarters located at 3030 Callan Road, San Diego, California 92121, for use at the Annual Meeting of Stockholders to be held on May 17, 2000 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. local time at the Company, 11011 Torreyana Road, San Diego, California 92121. These proxy solicitation materials were first mailed on or about April 14, 2000, to all stockholders entitled to vote at the Annual Meeting.

     All share numbers in this proxy statement reflect the two-for-one split of the Company's common stock which occurred on December 21, 1999.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 22, 2000, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 44,121,089 shares of the Company's common stock, $0.0005 par value ("common stock"), were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on March 22, 2000. The Certificate of Incorporation of the Company does not provide for cumulative voting. Provided a quorum is present, the three nominees for directors who receive the highest number of votes will be elected. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If, however, shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but are counted for quorum purposes.

PROXIES

     If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the three directors proposed by the Board unless the authority to vote for the election of directors (or for any one or more nominees) is withheld and the proxy will be voted FOR the approval of Proposals 2, 3, 4 and 5 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed Proxy with a later date. Your Proxy will be automatically revoked if you attend the Annual Meeting and vote in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their expenses in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. The Company has engaged Beacon Hill Partners, Inc. ("Beacon Hill Partners") to solicit proxies and distribute materials to brokers, banks, custodians, fiduciaries and other nominee holders. The Company will pay Beacon Hill Partners approximately $3,500 for these services.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors having staggered three-year terms. The Company has named these three classes Class I, Class II and Class III, respectively, with each class consisting, as nearly as possible, of one-third of the total number of directors. As of the Annual Meeting the Board will consist of nine persons, with each class consisting of three persons. Class III, the class of directors whose term of office expires at the Annual Meeting, will consist of three directors who will stand for reelection at this Annual Meeting. The directors elected to this class will serve for a term of three years, expiring at the year 2003 annual meeting of stockholders or until their successors have been elected and qualified. All nominees are currently directors of the Company.

     All three nominees for election have agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below provided a quorum is present. The three candidates receiving the highest number of affirmative votes of the shares represented and voting on this Proposal will be elected directors of the Company, to serve their respective terms and until their successors have been duly elected and qualified.

BUSINESS EXPERIENCE OF BOARD NOMINEES

     Set forth below are the names and ages of the nominees, the principal occupations of each nominee at present and for the past five years, certain directorships held by each, and the year in which each became a director of the Company.

CLASS III DIRECTOR NOMINEES  POSITION WITH THE COMPANY  AGE
---------------------------  -------------------------  ---
Alan B. Glassberg, M.D.      Director                   63
Robert W. Pangia             Director                   48
William D. Young             Director                   55

     Dr. Glassberg is Associate Director of Clinical Care and Director of General Oncology at the University of California San Francisco Cancer Center, and also serves as Director of Hematology and Medical Oncology at Mount Zion Medical Center in San Francisco, California. Dr. Glassberg has been associated with the University of California, San Francisco since 1970 and is currently a Clinical Professor of Medicine. He received his M.D. from the Medical University of South Carolina in Charleston. Dr. Glassberg has served as a Director of the Company since February 1997.

     Mr. Pangia has worked in investment banking for 20 years and is currently self-employed in that capacity. Most recently, he served as Executive Vice President and Director of Investment Banking for PaineWebber Incorporated of New York ("PaineWebber"). He held other various senior management positions at PaineWebber including member of the board of directors of PaineWebber, Inc., Chairman of the board of directors of PaineWebber Properties, Inc., member of PaineWebber's executive and operating committees, Chairman of the equity commitment committee and member of the debt commitment committee. Prior to his positions at PaineWebber, Mr. Pangia held other senior positions including Managing Director of Investment Banking for Drexel Burnham Lambert of New York and Vice President of Investment Banking for Kidder, Peabody & Co. of New York. Mr. Pangia is also a director of ICOS Corporation. He received his A.B. from Brown University and his M.B.A. from Columbia University. Mr. Pangia has served as a Director of the Company since September 1997.

     Mr. Young is currently Chairman and Chief Executive Officer for ViroLogic, Inc. Until November 1999, he served as Chief Operating Officer of Genentech Inc. ("Genentech"), a corporate partner and an investor in the Company. Mr. Young joined Genentech in 1980 as Director of Manufacturing and Process Sciences and became Vice President in 1983. He was promoted to Senior Vice President in 1989 where he was responsible for Process Sciences, Manufacturing, Engineering, Quality, Regulatory Affairs, Product Development and Pharmacological Sciences. In 1996, Mr. Young was promoted to Executive Vice President. He became Chief Operating Officer in 1997, taking on the additional responsibilities for Medical Affairs and Business Development and Sales and Marketing. Prior to joining Genentech, Mr. Young was with Eli Lilly & Co., where he held several positions in pharmaceutical engineering, antibiotic process development and manufacturing management. Mr. Young holds a B.S. in Chemical Engineering from Purdue University and a M.B.A. from Indiana University. He was elected to the National Academy of Engineering in 1993 for his contributions to biotechnology. Mr. Young is also a director of Energy Biosystems, Inc. and VaxGen, Inc. Mr. Young has served as a Director of the Company since May 1997.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

BUSINESS EXPERIENCE OF CONTINUING DIRECTORS

     Set forth below are the names and ages of each other director whose term will continue after the Annual Meeting, the principal occupations of each director at present and for the past five years, certain directorships held by each, and the year in which each became a director of the Company.

CLASS I DIRECTOR -- TERM EXPIRING IN 2001             POSITION WITH THE COMPANY               AGE
-----------------------------------------             -------------------------               ---
Kazuhiro Hashimoto                                             Director                       59
Franklin P. Johnson, Jr.                                       Director                       71
Bruce R. Ross                                                  Director                       59

CLASS II DIRECTOR -- TERM EXPIRING IN 2002            POSITION(S) WITH THE COMPANY             AGE
------------------------------------------            ----------------------------             ---
William H. Rastetter, Ph.D.                 Chairman, President, and Chief Executive Officer   51
Charles C. Edwards, M.D.                                        Director                       76
The Honorable Lynn Schenk                                       Director                       55

     Dr. Edwards is the retired President and Chief Executive Officer of Scripps Institution of Medicine and Science (the "Institute"). Dr. Edwards joined the Institute in 1991 and retired in 1994. Dr. Edwards served as the President and Chief Executive Officer of Scripps Clinic and Research Foundation from 1977 to 1991. Previously, Dr. Edwards held a number of positions with private, public and governmental entities including Commissioner of the FDA and several positions with the American Medical Association. Dr. Edwards is a director of three other publicly traded companies: Bergen Brunswig Corporation, Molecular Biosystems, Inc. and Northern Trust of California. He received his B.S., M.D. and Honorary Degree, Doctor of Science from the University of Colorado and received his M.S. in Surgery from the University of Minnesota. Dr. Edwards has served as a Director of the Company since May 1995.

     Mr. Hashimoto has been, since 1994, President of Zenyaku Kogyo Co., Ltd. ("Zenyaku"), a private pharmaceutical company in Tokyo, Japan, and a corporate partner and an investor in the Company. He has also served as Zenyaku's Director of Research and Development since 1981 and has served on

Zenyaku's board of directors since 1977. Mr. Hashimoto received his B.A. in Commerce from Tamagawa Gakuen University and his B.A. in Business Administration from Lewis & Clark College. Mr. Hashimoto has served as a Director of the Company since July 1991.

     Mr. Johnson has been, since 1967, the general partner of Asset Management Partners, an investor in the Company. Since 1998, Mr. Johnson also serves as Vice President, Chief Financial Officer and Secretary for Indo-Pacific Investment Company. Mr. Johnson is also a director of Amgen, Inc. and Applied Micro Circuits Corporation. Mr. Johnson received his B.S. in Mechanical Engineering from Stanford University and received his M.B.A. from Harvard University. Mr. Johnson has served as a Director of the Company since 1986.

     Dr. Rastetter was appointed Chairman of the Board of Directors of the Company in May 1996. He has served as President and Chief Executive Officer of the Company since December 1986 and Chief Financial Officer from 1988 to 1993. Dr. Rastetter has served as a Director of the Company since 1986. From 1984 to 1986, he was Director of Corporate Ventures at Genentech. From 1982 to 1984, Dr. Rastetter served in a scientific capacity at Genentech, directing the Biocatalysis and Chemical Sciences groups. From 1975 to 1982, he held various faculty positions at the Massachusetts Institute of Technology. Dr. Rastetter is also a director of Spiros Development Corporation II, Inc., Argonaut Technologies, Inc. and Illumina, Inc. Dr. Rastetter received his B.S. in chemistry from the Massachusetts Institute of Technology and his M.A. and Ph.D. in chemistry from Harvard University.

     Mr. Ross is currently President of Cancer Rx, a health care consulting firm. Immediately prior to launching Cancer Rx, Mr. Ross was Chief Executive Officer of the National Comprehensive Cancer Network, an association of fifteen of the largest cancer centers in the United States. He previously held senior management positions, during a 27-year career, at Bristol-Myers Squibb, including Senior Vice President, Policy, Planning and Development, Bristol-Myers Squibb Pharmaceutical Group and President, Bristol-Myers Squibb U.S. Pharmaceutical Group. Mr. Ross currently serves as a director for Cell Pathways, Inc. He received his B.S. from Syracuse University and later was a Bristol-Myers Scholar at the Yale School of Organization and Management. Mr. Ross has served as a Director of the Company since July 1997.

     Ms. Schenk was appointed as Chief of Staff to the Governor of California in January 1999. Ms. Schenk was previously an attorney in private practice from 1996 to 1998 and from 1983 to 1993. Ms. Schenk served as the U.S. Congresswoman for the 49th District of the State of California from 1993 to 1995 and served as the California Secretary of Business, Transportation and Housing from 1980 to 1983. She received her B.A. in Political Science from the University of California at Los Angeles, earned her J.D. from the University of San Diego and attended the London School of Economics. Ms. Schenk has served as a Director of the Company since May 1995.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1999 the Board of Directors held five regularly scheduled meetings. The Board of Directors has appointed a Compensation Committee, an Audit and Finance Committee, a Regulatory Oversight Committee and a Nominating Committee. All Directors (who have served on the Board of Directors throughout the year) have attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees, respectively, on which such Directors serve.

     During the fiscal year ended December 31, 1999 the members of the Compensation Committee were Franklin P. Johnson, Jr. (Chair), Charles C. Edwards, M.D. and Bruce R. Ross. The Compensation Committee held five regularly scheduled meetings and acted one time by unanimous written consent during the 1999 fiscal year. The Compensation Committee's functions are to determine and review the compensation to be paid to officers and directors of the Company and to administer the Company's 1988 Stock Option Plan (the "Option Plan"), the 1995 Employee Stock Purchase Plan and the Company's Deferred Compensation Plan.

     During the fiscal year ended December 31, 1999 the members of the Audit and Finance Committee were Robert W. Pangia (Chair), Lynn Schenk and Bruce Ross. The Audit and Finance Committee held three regularly scheduled meetings and acted two times by unanimous written consent during the 1999 fiscal year. The Audit and Finance Committee's functions are to monitor the effectiveness of the internal and external audit controls, to oversee the Company's financial and accounting organization and financial reporting, to oversee the Company's equity and debt financings, to oversee the Company's capital expenditure activities and to select a firm of independent public accountants whose duty it is to audit the books and accounts of the Company for the fiscal year for which they are appointed. In 2000, the Audit and Finance Committee will consist of three directors: Robert W. Pangia (Chair), Bruce R. Ross and William D. Young.

     During the fiscal year ended December 31, 1999 the members of the Regulatory Oversight Committee were Charles C. Edwards, M.D. (Chair), Alan B. Glassberg, M.D. and William D. Young. The Regulatory Oversight Committee held no meetings during the 1999 fiscal year. The Regulatory Oversight Committee is responsible for advising the Company on matters pertaining to the filing of Investigational New Drug Applications, Biological License Applications, New Drug Applications and other regulatory matters.

     The members of the Nominating Committee are Lynn Schenk (Chair), Charles C. Edwards, M.D., Franklin P. Johnson, Jr. and Bruce R. Ross. The Nominating Committee held no meetings during the 1999 fiscal year. The Nominating Committee is responsible for proposing a slate of directors, which the Board proposes for election by stockholders at each annual meeting and to select and nominate nominees to fill any vacancies on the Board. The Nominating Committee will not consider nominees recommended by stockholders.

DIRECTOR COMPENSATION

     All Board members except (i) employee directors or (ii) directors who are affiliated with the Company's corporate development partners, will receive $2,000 for each day of Board meetings attended. Each Board Committee member except (i) employee directors or (ii) directors who are affiliated with the Company's corporate development partners, will receive $500 for each Board Committee meeting attended. Additionally, all Board members except (i) employee directors or (ii) directors who are affiliated with the Company's corporate development partners, will be paid an annual retainer of $12,500. All Board members are reimbursed for actual expenses incurred in attending Board meetings. During 1999, Dr. Edwards earned $22,500, Dr. Glassberg earned $20,000, Mr. Johnson earned $22,000, Mr. Pangia earned $23,500, Mr. Ross earned $26,000, Ms. Schenk earned $4,500 and Mr. Young earned $4,000 for their services as Directors. As of April 1999, Ms. Schenk elected not to receive any further cash compensation for her services as a Board member.

     The 1993 Non-Employee Directors Stock Option Plan (the "Directors Plan") is designed to serve as an equity incentive program to attract and retain the services of highly qualified individuals with substantial experience relevant to the life sciences industry. In accordance with the Directors Plan, individuals who are first elected or appointed as non-employee Board members, whether through appointment by the Board of Directors or election by the Company's stockholders, will automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 17,500 shares of common stock, provided such individuals are not at the time affiliated with any of the Company's corporate development partners. As part of the Company's collaboration with Genentech, Mr. Young was serving as a director of the Company. However, in 1999, Mr. Young resigned his position as the Chief Operating Officer of Genentech to become Chief Executive Officer of ViroLogic, Inc. Accordingly, on September 23, 1999, Mr. Young received an automatic option grant to purchase 17,500 shares of common stock (35,000 common shares after giving effect to the December 1999 stock split at an exercise price of $48.78 per share, the fair market value per share of the Company's common stock on the grant date). The option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, in the event Mr. Young should cease Board service prior to vesting in the shares. The option shares will vest in a series of four successive equal annual installments upon Mr. Young's completion of each year of Board service over the four-year period measured from the grant date.

     Individuals who continue to serve as non-employee Board members receive option grants at annual intervals under the Directors Plan. Accordingly, on January 4, 1999, each individual serving as a non-employee Board member at that time received an option grant to purchase 5,000 shares of common stock (10,000 common shares after giving effect to the December 1999 stock split at an exercise price of $23.38 per share, the fair market value per share of the Company's common stock on the grant date). On January 3, 2000, each individual serving as a non-employee Board member at that time received an option grant for 5,000 shares of common stock (10,000 common shares after giving effect to the December 31, 1999 stock split at an exercise price of $93.25 per share, the fair market value per share on the grant date). Each such annual grant is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option price paid per share, should the optionee cease to remain a Board member for any reason (other than death or disability) within one year after the grant date.

     Each option grant under the Directors Plan, whether an initial grant or an annual grant, has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to each option grant held by a non-employee Board member under the Directors Plan will immediately vest in full upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of such individual while serving as a Board member. In addition, upon the successful completion of a hostile tender offer for 50% or more of the Company's outstanding voting securities, each such option may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the tender offer price paid per share of common stock over (b) the exercise price payable for such option share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of January 31, 2000, unless otherwise noted, by (i) all persons who are beneficial owners of five percent or more of the Company's common stock, (ii) each director and nominee for director at the Annual Meeting, (iii) the Chief Executive Officer and each of the next four most highly compensated executive officers named in the Summary Compensation Table below, and (iv) all current directors and executive officers as a group. Unless otherwise noted, each of the stockholders has sole voting and dispositive power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                          SHARES            PERCENT OF SHARES
NAME AND ADDRESS, IF REQUIRED, OF BENEFICIAL OWNER  BENEFICIALLY OWNED    BENEFICIALLY OWNED(1)
--------------------------------------------------  ------------------    ---------------------
FMR Corp.(2).................................           6,341,597                 14.8%
  82 Devonshire Street
  Boston, MA 02109-3614
Citigroup, Inc.(3)...........................           3,406,316                  7.9%
  153 East 53rd Street
  New York, NY 10043
Genentech, Inc.(4)...........................           2,981,585                  6.5%
  One DNA Way
  South San Francisco, CA 94080
Wellington Management Company, LLP(5)........           2,702,500                  6.3%
  75 State Street
  Boston, MA 02109
Charles C. Edwards, M.D.(6)..................              58,750                    *
Alan B. Glassberg, M.D.(7)...................              51,250                    *
Antonio J. Grillo-Lopez, M.D.(8).............             378,878                    *
Nabil Hanna, Ph.D.(9)........................             598,672                  1.4%
Kazuhiro Hashimoto(10).......................           1,403,334                  3.3%
Franklin P. Johnson, Jr.(11).................             183,474                    *
Robert W. Pangia(12).........................              57,000                    *
William H. Rastetter, Ph.D.(13)..............           1,097,572                  2.5%
William R. Rohn(14)..........................             473,589                  1.1%
Bruce R. Ross(15)............................              55,000                    *
The Honorable Lynn Schenk(16)................              88,500                    *
Kenneth J. Woolcott(17)......................             383,808                    *
William D. Young(18).........................              45,000                    *
All directors and executive officers as a group
  (17 persons)(19)...........................           6,057,100                 12.9%

---------------
  *  Less than one percent of the Company's outstanding common stock.

 (1) Percentage of beneficial ownership is calculated assuming 42,851,387 shares of common stock were outstanding on January 31, 2000. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission ("SEC") and generally includes voting or dispositive power with respect to securities. Shares of common stock subject to stock options and Non-voting Convertible Preferred Stock currently exercisable or convertible or exercisable or convertible within 60 days after January 31, 2000, are deemed outstanding for computing the percentage of the person holding such stock options and Non-voting Convertible Preferred Stock but are not deemed outstanding for computing the percentage of any other person.

 (2) Pursuant to a Schedule 13G filed with the SEC on February 11, 2000, FMR Corp. ("FMR") reported that, as of December 31, 1999, it had sole voting power over 453,902 common shares and sole dispositive power over 6,341,597 common shares, Edward C. Johnson 3d, Chairman of FMR, had sole dispositive power over 6,341,597 common shares and Abigail P. Johnson, a Director of

     FMR, had sole dispositive power over 6,341,597 common shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 5,885,895 common shares as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940, which includes 60,740 common shares resulting from the assumed conversion of $4,510,000 principal amount of the Company's 20-year zero coupon subordinated convertible notes. Fidelity Growth Company is the beneficial owner of 2,446,388 common shares. Edward C. Johnson 3d and FMR, through their control of Fidelity, and the funds each has sole dispositive power over 5,885,895 shares owned by the Funds. Neither Edward C. Johnson 3d or FMR has sole voting power of the common shares owned by the Fidelity Funds, which power resides with the Funds' Board of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 276,842 common shares. Edward C. Johnson 3d and FMR, through their control of Fidelity Management Trust Company, each has sole voting power over 275,042 and sole dispositive power over 276,842 common shares, and no voting power over 1,800 common shares owned by the institution accounts noted above. Fidelity International Limited, an entity operating independent of FMR Corp. and Fidelity, has sole voting and dispositive power over 178,860 common shares.

 (3) Pursuant to a Schedule 13G filed with the SEC on February 8, 2000, Citigroup, Inc. ("Citigroup") reported that, as of December 31, 1999, it had shared voting power and shared dispositive power over 3,552,642 common shares and Salomon Smith Barney Holdings Inc. ("SSB Holdings") reported that, as of December 31, 1999, it had shared voting power and shared dispositive power over 3,406,316 common shares. Citigroup and SSB Holdings disclaim beneficial ownership of the common shares referred to in the
     Schedule 13G.

 (4) Includes Non-voting Convertible Preferred Stock convertible into 2,781,585 common shares held by Genentech.

 (5) Pursuant to a Schedule 13G filed with the SEC on February 11, 2000, Wellington Management Company, LLP ("WMC") reported that, as of December 31, 1999, it had shared voting power over 784,400 common shares and shared dispositive power over 2,642,500 common shares. WMC, in its capacity as investment advisor, may be deemed to have beneficial ownership of 2,702,500 common shares of the Company. WMC is not the owner of record of such common shares and such common shares are owned by clients of WMC and no such clients are known to have beneficial ownership of more than five percent of the Company's common stock.

 (6) Includes stock options to purchase 58,750 common shares held by Dr.
     Edwards.

 (7) Includes stock options to purchase 51,250 common shares held by Dr. Glassberg.

 (8) Includes stock options to purchase 273,622 common shares held by Dr. Grillo-Lopez.

 (9) Includes stock options to purchase 542,074 common shares held by Dr. Hanna.

(10) Includes 1,333,334 common shares held by Zenyaku. Mr. Hashimoto, a director of the Company and the President of Zenyaku, disclaims beneficial ownership of such common shares. Includes stock options to purchase 70,000 common shares held by Mr. Hashimoto.

(11) Includes 68,606 common shares beneficially owned by Asset Management Partners. Mr. Johnson, a Director of the Company and the General Partner of Asset Management Partners, disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest arising from his interest in Asset Management Partners. Includes stock options to purchase 70,000 common shares held by Mr. Johnson.

(12) Includes stock options to purchase 57,000 common shares held by Mr. Pangia.

(13) Includes stock options to purchase 946,696 common shares held by Dr. Rastetter.

(14) Includes stock options to purchase 415,262 common shares held by Mr. Rohn.

(15) Includes stock options to purchase 55,000 common shares held by Mr. Ross.

(16) Includes stock options to purchase 67,500 common shares held by Ms. Schenk.

(17) Includes stock options to purchase 309,407 common shares held by Mr. Woolcott.

(18) Includes stock options to purchase 45,000 common shares held by Mr. Young.

(19) Includes stock options to purchase 3,924,278 common shares.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     As members of the Compensation Committee of the Company's Board of Directors, it is our duty to set the base salary of certain executive officers each fiscal year and to approve the individual bonus programs to be in effect for those individuals. In addition, we have the exclusive authority to award stock options under the Company's 1988 Employee Stock Option Plan ("Option Plan") to the Company's executive officers and other key employees. The following is a summary of the policies which governed our decisions concerning the compensation paid to the Company's executive officers for the 1999 fiscal year, including the compensation reflected in the tables which appear elsewhere in this Proxy Statement.

GENERAL COMPENSATION POLICY

     Introduction. We have developed a compensation policy which is designed to attract and retain qualified key executive officers critical to the Company's success. In developing this policy, we have concluded that it is not appropriate to base a significant percentage of the compensation payable to the executive officers upon traditional financial targets, such as return on equity. This is primarily because the Company's products other than Rituxan(R) (launched in December 1997) are still in either development or clinical testing phases. Instead, we base our decisions upon the following standards: (i) base salary levels which are commensurate with those of comparable positions at other biopharmaceutical companies, given the level of seniority and skills possessed by the executive officer, and which reflect the individual's performance with the Company over time, (ii) annual bonuses tied to the achievement of corporate and individual performance objectives and the Company's financial performance, and (iii) long-term, stock-based incentive awards intended to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

     Factors. The primary factors which we considered in establishing the components of each executive officer's compensation package for the 1999 fiscal year are summarized below. We may, however, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years.

          - Base Salary. The base salary of each executive officer is initially established through negotiation at the time the officer is hired. Base salary is subsequently adjusted at periodic intervals, usually on an annual basis. When establishing or reviewing base salary levels for each executive officer, we consider the following factors: the qualifications of the executive officer and the relevant individual experience he or she brings to the Company, strategic goals for which the executive officer has responsibility, compensation levels at biopharmaceutical companies at a development stage comparable to the Company and at other companies which compete with the Company for executive talent. For the 1999 fiscal year, the base salaries for one of the Company's executive officers exceeded the 90th percentile, three of the Company's executive officers ranged from the 50th to the 90th percentile and four of the Company's executive officers were less than the 50th percentile of the salary levels in effect for comparable positions in mid-sized companies in the biopharmaceutical industry, as determined on the basis of an independent compensation survey compiled by Radford Associates. For one of the Company's executive officers there was no comparable position provided by the independent compensation survey compiled by Radford Associates. A number of adjustments were made to the market data to reflect differences in management experience, organizational structure and corporate culture, geographic location, product development stage and market capitalization between the Company and the surveyed entities. Because of the adjustments we have made in order to identify a limited group of companies comparable in development stage to the Company, there is not a meaningful correlation between the companies we have taken into account for comparative compensation purposes and the companies included in the Industry Group Index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's common stock.

          - Annual Incentive Compensation. Annual bonuses payable in cash were awarded based on achievement of corporate and individual performance objectives, and annual bonuses payable in the form of stock option grants, were awarded based on achievement of corporate performance objectives. For the 1999 fiscal year, the corporate performance objectives were tied to the following summarized measures of financial success: (i) the attainment of certain per share targets; (ii) the achievement of certain Rituxan net sales levels by the Rituxan joint business arrangement with Genentech;
     (iii) achievement of certain manufacturing objectives, including the manufacture of certain bulk Rituxan quantities; (iv) the achievement of certain ZEVALIN(TM) development objectives, including entering into a collaborative agreement with a corporate partner for the development and marketing of ZEVALIN outside the U.S.; and (v) accomplishment of certain research and development objectives, including the achievement of clinical testing objectives for products under development. Each objective was assigned a relative weight in determining the amount of the bonus attributable to corporate performance.

     Thirty percent (30%) of the individual cash bonuses were based upon achievement of corporate objectives and seventy percent (70%) of the individual cash bonuses were based upon attainment of each officer's individual performance objectives. The corporate performance objectives for the 1999 fiscal year were achieved at an overall rate of seventy-nine percent (79%), and the individual performance objectives for the 1999 fiscal year were achieved at an overall average rate of eighty-one percent (81%). Accordingly, the bonuses payable to the executive officers on the basis of corporate and individual performance for the 1999 fiscal year were made in the form of cash and stock option grants. The number of common shares subject to each such bonus option grant was determined pursuant to a formula under which a specific number of option shares was targeted for each executive officer at the start of the fiscal year, and the number of option shares actually awarded was based upon the percentage to which the individual and corporate performance targets for the fiscal year were attained. Each option will become exercisable in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company.

     The size of the target stock option grant for each executive officer is set at a level which we feel is appropriate to create a meaningful opportunity for stock ownership based upon the executive officer's current position with the Company, internal comparability with stock option grants made to other Company executives, the executive officer's current level of performance and his or her potential for future responsibility and promotion over the option term. We also take into account comparable equity incentives provided to individuals in similar positions in the biopharmaceutical industry, as reflected in external surveys, and the number of unvested options held by the executive officer at the time of the new grant. We have established certain general guidelines by which we seek to target a fixed number of unvested option shares for each executive officer based upon his or her current position with the Company and his or her potential for growth within the Company, i.e., future responsibilities and possible promotions over the option term. However, we do not strictly adhere to these guidelines in making stock option grants, and the relative weight which we give to the various factors varies from individual to individual, as the circumstances warrant.

CEO COMPENSATION

     In setting Dr. Rastetter's base salary for the 1999 fiscal year, it was our intent to provide him with a level of stability and certainty each year and not to have this particular component of compensation affected to any significant degree by Company performance factors. Accordingly, we primarily took Dr. Rastetter's personal performance into consideration in setting his base salary at $420,000. The remaining components of Dr. Rastetter's compensation package provide no dollar guarantees and are contingent upon the attainment of performance objectives.

     For the 1999 fiscal year, Dr. Rastetter was paid a cash bonus of $138,600 and an additional bonus in the form of a stock option grant on January 12, 2000 for 113,400 shares of common stock at an exercise price of $105.63 per share, based primarily upon the Company's progress in meeting the performance objectives identified above for the year. The stock option grant was also furtherance of the Company's continuing policy to maintain Dr. Rastetter's option holdings at a level consistent with that for other chief executive officers of comparable mid-sized companies in the biopharmaceutical industry and to subject a portion of his overall compensation each year to the market performance of the Company's common stock. Accordingly, the stock option grants will be of no value to Dr. Rastetter unless there is appreciation in the value of the Company's common stock over the option term.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     As a result of Section 162(m) of the Internal Revenue Code, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Company's Option Plan is structured so that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

     Because it is very unlikely that the cash compensation payable to any of the Company's executive officers will approach the $1 million limit in the foreseeable future, we have decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. We will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     The foregoing report has been submitted by the undersigned in our capacity as members of the Compensation Committee of the Company's Board of Directors.

                                          Charles C. Edwards, M.D.
                                          Franklin P. Johnson, Jr. (Chair)
                                          Bruce R. Ross

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for the 1999 fiscal year for services rendered in all capacities to the Company for the 1999, 1998 and 1997 fiscal years. No executive officer resigned or terminated employment during the 1999 fiscal year who would have otherwise been includible in such table on the basis of salary and bonus earned for that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                                                     ------------
                                                 ANNUAL COMPENSATION                  NUMBER OF
                                     --------------------------------------------     SECURITIES
                                                                     OTHER ANNUAL     UNDERLYING
  NAME AND PRINCIPAL POSITION(S)     YEAR     SALARY     BONUS(1)    COMPENSATION     OPTIONS(2)
  ------------------------------     ----    --------    --------    ------------    ------------
William H. Rastetter, Ph.D.........  1999    $420,000    $138,600      $21,101(3)      126,000
President, Chief Executive Officer   1998     330,000     117,876           --         124,600
and Chairman                         1997     300,000     108,000           --         180,400
William R. Rohn....................  1999     315,000      90,405        6,698(3)       75,600
Chief Operating Officer              1998     254,000      80,010           --          74,760
                                     1997     235,000      75,670       35,554          54,200
Nabil Hanna, Ph.D..................  1999     292,000      93,002           --          75,600
Chief Scientific Officer             1998     252,000      75,411           --          74,760
                                     1997     235,400      60,969           --          54,200
Antonio J. Grillo-Lopez, M.D.......  1999     260,000      88,270        2,000(3)       75,600
Chief Medical Officer                1998     243,000      76,318           --          74,760
                                     1997     229,000      68,128           --          54,200
Kenneth J. Woolcott................  1999     208,000      65,520       19,123(3)       63,000
Vice President, Secretary, General   1998     185,000      60,218           --          62,300
Counsel and Licensing Executive      1997     176,000      54,824           --          45,200

---------------
(1) The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years, but paid in the following year.

(2) The number of securities underlying options have been restated to reflect a two-for-one stock split effected in December 1999.

(3) Represents payment of accrued vacation.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1999 fiscal year under the Company's Option Plan to the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for such fiscal year. Except for the limited stock appreciation right described in Footnote (1) below which formed part of the option grant made to each named executive officer, no stock appreciation rights were granted to such executive officers during the 1999 fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                                 --------------------------------------------------      VALUE AT ASSUMED
                                 NUMBER OF     % OF TOTAL                              ANNUAL RATE OF STOCK
                                 SECURITIES     OPTIONS      EXERCISE                   PRICE APPRECIATION
                                 UNDERLYING    GRANTED TO     OR BASE                     FOR OPTION TERM
                                  OPTIONS     EMPLOYEES IN   PRICE(2)    EXPIRATION   -----------------------
             NAME                GRANTED(1)   FISCAL YEAR    ($/SHARE)      DATE        5%(3)        10%(3)
             ----                ----------   ------------   ---------   ----------   ----------   ----------
William H. Rastetter, Ph.D.....   126,000(4)      7.38%       $23.16      1/12/09     $1,834,918   $4,650,042
William R. Rohn................    75,600(4)      4.43%        23.16      1/12/09      1,100,951    2,790,025
Nabil Hanna, Ph.D. ............    75,600(4)      4.43%        23.16      1/12/09      1,100,951    2,790,025
Antonio J. Grillo-Lopez,
  M.D. ........................    75,600(4)      4.43%        23.16      1/12/09      1,100,951    2,790,025
Kenneth J. Woolcott............    63,000(4)      3.69%        23.16      1/12/09        917,459    2,325,021

---------------
(1) The shares subject to each option will immediately vest in the event the Company is acquired by a merger or asset sale, unless the option is assumed or replaced by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a hostile change in control of the Company, whether by tender offer for 25% or more of the Company's outstanding voting stock or one or more proxy contests for the election of Board members. For further information concerning these vesting acceleration provisions, see "Management Contracts and Change in Control Agreements." Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

    Each option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 25% of the combined voting power of the Company's outstanding voting securities. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of (i) the highest price paid per share of the Company's common stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option.

(2) The exercise price for each granted option is equal to the fair market value of the Company's common stock on the grant date. The exercise price may be paid in cash, in shares of the Company's common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and State income and employment withholding taxes to which the optionee may become subject in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such withholding taxes. The exercise price for options granted was equal to the fair market value of the Company's common stock on the grant date. The exercise price per share has been restated to reflect a two-for-one stock split effected in December 1999.

(3) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(4) Each of these options will become exercisable for 25% of the option shares upon the optionee's completion of one year of service measured from the January 1, 1999 vesting commencement date and will become exercisable for the balance of the option shares in 36 successive equal monthly installments upon the optionee's completion of each additional month of service thereafter. The grant date for these options was January 13, 1999. The number of securities underlying options granted have been restated to reflect a two-for-one stock split effected in December 1999.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 1999 fiscal year and unexercised options held as of the end of such year by the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for such fiscal year. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation right described in Footnote (1) to the Option Grants In Last Fiscal Year Table which forms part of each outstanding stock option, no stock appreciation rights were outstanding at the end of that fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF
                                   NUMBER                        SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                 OF SHARES                      UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                  ACQUIRED      AGGREGATE        DECEMBER 31, 1999 (1)         DECEMBER 31, 1999(3)
                                     ON           VALUE       ---------------------------   ---------------------------
             NAME               EXERCISE (1)   REALIZED (2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               ------------   ------------   -----------   -------------   -----------   -------------
William H. Rastetter, Ph.D....    203,494       $8,128,174      886,600        220,480      $81,959,425    $17,089,527
William R. Rohn...............     83,250        3,619,563      372,954        190,622       33,603,070     14,902,203
Nabil Hanna, Ph.D.............    137,780        6,235,105      506,016        132,288       46,656,655     10,253,712
Antonio J. Grillo-Lopez,
  M.D.........................    175,368        4,949,167      235,897        133,955       20,428,823     10,400,721
Kenneth J. Woolcott...........     56,000        2,439,363      279,358        110,242       25,106,827      8,544,929

---------------
(1) The number of shares acquired on exercise and securities underlying unexercised options have been restated to reflect a two-for-one stock split effected in December 1999.

(2) Based on the closing price of the purchased shares on the option exercise date less the exercise price paid for such shares.

(3) Based on fair market value of the common stock at fiscal year end ($98.25 per share) less the option exercise price payable per share.

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     The Company has an employment agreement with Dr. Antonio Grillo-Lopez under which he serves as Chief Medical Officer. Under the employment agreement, in the event of termination of Dr. Grillo-Lopez's employment by the Company, with or without cause, the Company or its successors or assigns, whether as a result of bankruptcy, takeover or merger, will pay him a severance benefit equal to his most recent annual cash compensation (including salary plus bonus).

     The Company has entered into agreements with each of Dr. Rastetter, Dr. Berthold, Dr. Grillo-Lopez, Dr. Hanna, Mr. Rohn, Mr. Schneider and Mr. Woolcott that provide for accelerated vesting of the shares of common stock subject to the outstanding options held by each individual under the Company's Option Plan in the event his or her employment is involuntarily terminated following a Corporate Transaction or Change in Control which does not otherwise trigger the accelerated vesting of those option shares.

     For purposes of these agreements, the following definitional provisions will be in effect:

     - Corporate Transaction: an acquisition of the Company by merger or consolidation or by sale of all or substantially all of the Company's assets.

     - Change in Control: (i) an acquisition by any person or related group of persons (other than the Company or its affiliates) of twenty-five percent (25%) or more of the outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept or (ii) a change in the individuals comprising the majority of the Board effected within a period specified in such agreement through one or more proxy-contested elections for Board membership.

     An involuntary termination of employment will be deemed to occur under these Change in Control agreements should the officer's employment with the Company terminate by reason of: (i) such individual's dismissal or discharge for reasons other than willful misconduct, fraud or other conduct likely to result in material, economic loss to the Company, or (ii) such individual's resignation following (A) a change in such individual's position with the Company which materially reduces his level of responsibility, (B) a reduction in his level of compensation or (C) a significant relocation of such individual's primary place of employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1999, Charles C. Edwards, M.D., Franklin P. Johnson, Jr., and Bruce R. Ross served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was at any time during the 1999 fiscal year an officer or employee of the Company or its subsidiary. No member of the Compensation Committee has previously been an officer or employee of the Company.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Delaware General Corporation Law, the Company has adopted provisions in its Amended and Restated Certificate of Incorporation, which eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances and which authorize the Company to indemnify its directors, officers and other agents, by bylaw, agreement or otherwise, to the fullest extent permitted by law. The Company's Bylaws require the Company to indemnify its directors and allow the Board of Directors in its discretion to indemnify officers, employees and other agents to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the Company. Additionally, the Company shall advance to the Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days of the Company receiving copies of invoices presented to the Director for such expenses.

     The Company's Amended and Restated Certificate of Incorporation and Bylaws expressly authorize the use of indemnification agreements and, with the approval of its stockholders, the Company has entered into separate indemnification agreements with its directors and executive officers. The Company's Board of Directors has authorized similar indemnification agreements for the Company's officers and the Company has entered into separate indemnification agreements with certain of its officers. These agreements may require the Company, among other things, to indemnify directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers. Management believes that these provisions in its Amended and Restated Certificate of Incorporation and its Bylaws and contractual indemnification are necessary to attract and retain qualified persons as directors and officers.

     At present, there is no pending litigation or proceeding involving a director, officer, employee or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

     In March 1995, the Company and Genentech entered into a collaboration for the clinical development and commercialization of the Company's anti-CD20 monoclonal antibody, Rituxan, for the treatment of certain non-Hodgkin's B-cell lymphomas. As part of the collaboration, Genentech became a principal stockholder of the Company. Concurrent with the collaborative agreement, the Company and Genentech entered into an expression technology license agreement for a proprietary gene expression technology developed by the Company and a preferred stock purchase agreement providing for certain equity investments in the Company by Genentech. Under the terms of these agreements, the Company and Genentech are copromoting Rituxan in the United States with the Company receiving a share of copromotion profits. Under the terms of separate agreements with Genentech, commercialization of Rituxan outside the United States is the responsibility of F. Hoffmann-La Roche, Inc. except in Japan, where Zenyaku is responsible for development, marketing and sales. The Company receives royalties on sales of Rituxan outside the United States. During 1999, the Company recognized $93.2 million from its joint business arrangement with Genentech for the commercialization of Rituxan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1999, its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements, with the exception of William R. Rohn, Chief Operating Officer, for whom a late Form 5 was filed on January 18, 2000 with respect to two transactions: a gift of 200 shares (400 shares after giving effect to the December 1999 stock split) he made on March 12, 1998 and an option grant he received for 50,000 shares (100,000 shares after giving effect to the December 1999 stock split) on April 15, 1998. The latter transaction was reported late due to the failure of the Company to make a timely filing of this transaction on his behalf.

COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's cumulative total stockholder return as an index assuming $100 invested in the Company's common stock, along with the performance of the Center for Research in Security Prices ("CRSP") Nasdaq Stock Market Index, the Nasdaq Pharmaceutical Index and an Industry Group Index for the last five years ended December 31, 1999. The returns were calculated assuming the investment in the Company's common stock, The Nasdaq Stock Market (U.S. Companies), the Nasdaq Pharmaceutical Index and the Industry Group on December 31, 1994, and that dividends were reinvested. Total return calculations were provided to the Company by the CRSP at The University of Chicago Graduate School of Business and the Industry Group Index consist of the following public companies whose prices were reported by The Nasdaq Stock
Market: Centocor, Inc.; Cytogen Corporation; Immunogen, Inc.; Immunomedics, Inc.; NeoRx Corporation; and Xoma Corporation. The Company originally selected the companies in the Industry Group Index as a peer group index and has changed its peer group index to the Nasdaq Pharmaceutical Index as it provides a more representative line-of-business index with which to gauge stock performance.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

                            STOCK PERFORMANCE GRAPH

                                        IDEC PHARMACEUTICALS    CRSP NASDAQ STOCK            NASDAQ
                                            CORPORATION               MARKET          PHARMACEUTICAL INDEX      INDUSTRY GROUP
                                        --------------------    -----------------     --------------------      --------------
Dec-94                                           100                   100                    100                    100
Jun-95                                           264                   124                    125                     91
Dec-95                                           917                   141                    183                    174
Jun-96                                          1088                   160                    185                    197
Dec-96                                          1117                   173                    183                    196
Jun-97                                          1141                   194                    188                    171
Dec-97                                          1617                   213                    189                    171
Jun-98                                          1108                   256                    193                    180
Dec-98                                          2211                   300                    241                    208
Jun-99                                          3626                   367                    269                    221
Dec-99                                          9247                   545                    451                    659

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, including the filing of this Proxy Statement, the Compensation Committee Report on Executive Compensation and the Stock Performance Graph contained in this Proxy Statement are not to be incorporated by reference into those previous filings, nor is such report or graph to be incorporated into any future filings made by the Company under those statutes.

                                 PROPOSAL NO. 2

                    AMENDMENT TO THE 1988 STOCK OPTION PLAN
                      OF IDEC PHARMACEUTICALS CORPORATION

     The Option Plan was originally adopted by the Board of Directors on July 19, 1988 and approved by the stockholders on March 29, 1989 and has subsequently been amended on several occasions. In order to: (i) continue to provide equity incentives to employees (including officers), especially to retain key employees who have become substantially vested in previous stock option grants; (ii) create an additional stock option pool for use in recruiting personnel in connection with the expansion of the Company's operations, including expansion in anticipation of the potential commercial launch of ZEVALIN; and (iii) ensure that the Company's stock option grants to employees are competitive with practices in comparable companies in the biopharmaceutical industry, the Board of Directors adopted amendments to the Option Plan on January 12, 2000, which
(i) increased the number of shares of the Company's common stock authorized for issuance under the Option Plan by an additional 1,710,000 shares, to a total of 15,980,000 shares and (ii) extended the term of the Option Plan from December 31, 2002 to December 31, 2005, subject to stockholder approval at the Annual Meeting.

     In connection with such increase to the share reserve under the Option Plan and extension of the term of the Option Plan, the Board also adopted a series of additional amendments to the Option Plan which effected the following changes:
(i) required the option price per share of common stock subject to each option granted under the Option Plan to be not less than 100% of the fair market value per share of common stock on the date of the grant, (ii) removed the non-employee Board members and all independent consultants from the class of persons eligible to receive option grants under the Option Plan and (iii) require the Plan Administrator to be a committee comprised only of non-employee directors.

     The Option Plan provides for the grant of options which qualify for favorable tax treatment as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code and non-qualified stock options which are not entitled to such treatment. The total number of shares of common stock issuable over the term of the Option Plan may not exceed 15,980,000 shares, inclusive of the 1,710,000 share increase for which stockholder approval is sought under this Proposal.

     The following is a summary of the principal features of the Option Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder who wishes to obtain a copy of the actual Option Plan document may do so by written request to the Corporate Secretary at the Company's executive offices in San Diego, California.

ADMINISTRATION

     The Option Plan is administered by the Compensation Committee, which consists solely of non-employee Board members appointed by the Board of Directors. The members of the Compensation Committee are appointed by the Board of Directors and may be removed by the Board of Directors at any time. The Compensation Committee, which will be referred to in this summary as the Plan Administrator, has full authority, subject to the provisions of the Option Plan, to determine the eligible individuals who are to receive option grants and/or stock appreciation rights under the Option Plan, the type of option (incentive stock option or non-qualified stock option) or stock appreciation right (tandem or limited) to be granted, the number of shares to be covered by each granted option or right, the date or dates on which the option or right is to become exercisable, and the maximum term for which the option or right is to remain outstanding.

ELIGIBILITY AND PARTICIPATION

     The Option Plan authorizes the grant of stock options and stock appreciation rights to key employees (including officers and directors) of the Company or any subsidiary corporation. Non-employee Board members and independent consultants are no longer eligible to receive option grants or stock appreciation rights under the Option Plan.

     As of February 29, 2000, approximately 398 employees, including nine (9) executive officers, were eligible to participate in the Option Plan.

ISSUABLE SHARES

     The maximum number of shares of common stock issuable over the term of the Option Plan may not exceed 15,980,000 shares, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. The issuable shares may be made available either from the authorized but unissued shares of common stock or from shares of common stock repurchased by the Company, including shares purchased on the open market.

     In no event may any one individual participating in the Option Plan be granted stock options or separately-exercisable stock appreciation rights for more than 2,500,000 shares of common stock in the aggregate over the term of the Option Plan, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. For purposes of such limitation, any options or stock appreciation rights granted prior to January 1, 1994 will not be taken into account. Stockholder approval of this Proposal will also constitute the re-approval of such share limitation for purposes of Internal Revenue Code Section 162(m).

     Should an option expire or terminate for any reason prior to exercise in full the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan. Unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share will be added back to the share reserve and will be available for subsequent issuance under the Option Plan. Shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the Option Plan will not be available for subsequent grants.

     As of February 29, 2000, approximately 6,114,577 shares of common stock have been issued under the Option Plan, 7,591,479 shares of common stock were subject to outstanding options, and 2,273,944 shares of common stock(1) were available for future option grants, inclusive of the 2,274,000 share increase for which stockholder approval is sought under this Proposal.

PRICE AND EXERCISABILITY

     The exercise price of options granted under the Option Plan shall not be less than 100% of the fair market value of the common stock on the grant date. The maximum period during which any option may remain outstanding under the Option Plan may not exceed ten (10) years.

     Options granted under the Option Plan may be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Plan Administrator.

     The exercise price is payable in cash or with shares of the Company's common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     The Plan Administrator may also assist one or more optionees (including an officer or director) in the exercise of their outstanding options by (i) authorizing a loan from the Company or (ii) permitting the

---------------

(1) The number of shares available for future option grants will be increased by the number of shares subject to currently outstanding options which terminate or expire prior to exercise and will also be adjusted in the event of certain changes to the Company's capital structure.

optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares plus any Federal or state income or employment withholding taxes to which the optionee may become subject in connection with the purchase.

VALUATION

     For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on such date, as quoted on The Nasdaq Stock Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of fair market value. The closing selling price of the Company's common stock on March 31, 2000 was $98.25 per share.

TERMINATION OF SERVICE

     Should the optionee cease to remain in the Company's service while holding one or more options under the Option Plan, then such optionee will not have more than a thirty-six (36) month period (or such shorter period as the Plan Administrator may specify at the time of grant) following such cessation of service in which to exercise such options, unless the Plan Administrator determines that such exercise period should subsequently be extended for one or more additional months or years. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will, during such limited period, normally be exercisable only for the number of shares for which the option is exercisable on the date of the optionee's cessation of service. However, the Plan Administrator will have complete discretion to accelerate in whole or in part the vesting of any outstanding options held by the optionee at the time of his or her cessation of service and may exercise such discretion at any time while the option remains outstanding.

     Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of (i) the third anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term.

     For purposes of the Option Plan, the optionee will be deemed to be in the service of the Company for so long as such individual renders periodic services to the Company or any subsidiary, whether as an employee, non-employee board member or independent consultant.

REPURCHASE RIGHTS

     Any unvested shares of common stock issued under the Option Plan will be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to one or more unvested shares held by the optionee and may exercise this discretion at any time, whether before or after the optionee's service actually ceases.

ACCELERATION OF OPTIONS

     Corporate Transaction. In the event of any one of the following transactions (a "Corporate Transaction"):

          (a) a merger or consolidation in which the Company is not the surviving entity,

          (b) the sale, transfer or other disposition of substantially all of the Company's assets in liquidation or dissolution of the Company, or

          (c) any reverse merger in which the Company is the surviving entity but in which 50% or more of the Company's outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger, each outstanding option will automatically become exercisable, immediately prior to the effective date of the Corporate Transaction, for all of the shares of common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. However, the exercisability of an outstanding option will not so accelerate if and to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

     The Company's outstanding repurchase rights under the Option Plan will also terminate, and the shares subject to such repurchase rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

     Immediately following the consummation of the Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable.

     Change in Control. The Plan Administrator has full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the acceleration of one or more outstanding options under the Option Plan so that each such option will, immediately prior to a Change in Control, become exercisable for all of the shares of the common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. The Plan Administrator will have complete discretion in establishing the specific terms and conditions upon which one or more outstanding options are to accelerate in connection with the Change in Control or upon which any of the Company's outstanding repurchase rights under the Option Plan are to terminate. Alternatively, the Plan Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the optionee's cessation of service under certain prescribed circumstances following the Change in Control.

     A Change in Control will be deemed to occur:

          (a) should a person or related group of persons (other than the Company or its affiliates) acquire ownership of twenty-five percent (25%) or more of the Company's outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders to accept; or

          (b) on the first date within any period of 24 consecutive months or less on which there is effected a change in the composition of the Board of Directors such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been members of the Board continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     Upon a Change in Control, each outstanding option will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing such grant.

     Special Acceleration Agreements. The Company has entered into agreements with certain of its officers to provide for the automatic acceleration of their outstanding options in the event their services are terminated in connection with a Corporate Transaction or Change in Control. The purpose of these agreements is to assure such individuals that either their services will continue to be required after the Corporate Transaction or Change in Control or that they will in fact receive the appreciated value of their outstanding options despite such Corporate Transaction or Change in Control. As of February 29, 2000, the number of option shares subject to these acceleration agreements was as follows for the Company's Chief Executive Officer and the Company's four most highly compensated executive officers for the 1999 fiscal year: William H. Rastetter, Ph.D., 1,040,480 shares; William R. Rohn, 581,616 shares; Nabil Hanna, Ph.D., 646,344 shares; Antonio J. Grillo-Lopez, M.D., 387,892 shares; and Kenneth J. Woolcott, 446,300 shares.

     The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

STOCK APPRECIATION RIGHTS

     At the discretion of the Plan Administrator, options may be granted with stock appreciation rights. Two types of stock appreciation rights are authorized for issuance under the Option Plan: (i) tandem rights which require the optionholder to elect between the exercise of the underlying option for shares of common stock and the surrender of such option for an appreciation distribution and (ii) limited rights which are automatically exercised upon the occurrence of a Hostile Take-Over (hereinafter defined).

     The appreciation distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of (i) the fair market value (on the exercise date) of the shares of common stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in shares of common stock valued at fair market value on the exercise date, in cash or in a combination of cash and common stock.

     One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the discretion of the Plan Administrator, be granted limited stock appreciation rights as part of any stock option grants made to such officers. Any option with such a limited stock appreciation right will automatically be cancelled upon the occurrence of a Hostile Take-Over, to the extent the option is at such time exercisable for vested shares (including any shares which vest in connection with such Hostile Take-Over). In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price (hereinafter defined) of the shares of common stock at the time subject to the cancelled option (or cancelled portion) over (ii) the aggregate exercise price payable for such shares. The balance of the option (if any) will continue to remain outstanding and exercisable in accordance with the agreement evidencing such grant.

     For purposes of such limited stock appreciation right, the following definitions are in effect under the Option Plan:

          Hostile Take-Over: (i) the acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 25% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders to accept.

          Take-Over Price: the greater of (i) the fair market value of the vested shares subject to the cancelled option, measured on the option cancellation date in accordance with the valuation provisions of the Option Plan described above, or (ii) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over.

STOCKHOLDER RIGHTS AND OPTION ASSIGNABILITY

     No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the option price for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-qualified options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

CHANGES IN CAPITALIZATION

     In the event any change is made to the common stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the aggregate class and/or number of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Option Plan after December 31, 1993 and
(iii) the class and/or number of securities and exercise price per share in effect under each outstanding option in order to prevent dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued, in connection with such Corporate Transaction, to the holder of such option had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the number and class of securities subsequently available for issuance under the Option Plan on both an aggregate and per participant basis.

     The grant of stock options or stock appreciation rights under the Option Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the Option Plan and to grant in substitution therefor new options covering the same or different numbers of shares of common stock but with an exercise price per share not less than 100% of the fair market value of the common stock on the new grant date.

EXCESS GRANTS

     The Option Plan permits the grant of options to purchase shares of common stock in excess of the number of shares then available for issuance under the Option Plan. Any options so granted cannot be exercised prior to stockholder approval of an amendment sufficiently increasing the number of shares available for issuance under the Option Plan.

AMENDMENT OF THE STOCK OPTION PLAN

     The Board of Directors may amend or modify the Option Plan in any or all respects whatsoever. No such amendment may adversely affect the rights of existing optionees without their consent. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on December 31, 2005. Should stockholders not approve this proposal then the term of the Option Plan will end on December 31, 2002. Each stock option or stock appreciation right outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the following information with respect to stock option transactions effected during the period from January 1, 1999 to February 29, 2000 under the Option Plan: (i) the number of shares of common stock subject to options granted during the period and (ii) the weighted average option price payable per share.

                                                                   WEIGHTED AVERAGE
                                              OPTIONS GRANTED      EXERCISE PRICE OF
                   NAME                      (NUMBER OF SHARES)     OPTIONS GRANTED
                   ----                      ------------------    -----------------
William H. Rastetter, Ph.D. ...............        239,400              $62.22
William R. Rohn............................        143,640               62.22
Nabil Hanna, Ph.D. ........................        143,640               62.22
Antonio J. Grillo-Lopez, M.D. .............        143,640               62.22
Kenneth J. Woolcott........................        119,700               62.22
All current executive officers as a group
  (9 persons)..............................      1,199,120               64.83
All non-executive directors and director
  nominees as a group (8 persons)..........             --                  --
All individuals, including current officers
  who are not executive officers as a group
  (approximately 409 persons)..............      1,126,059               39.25

ACCOUNTING TREATMENT

     Option grants with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon its reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share of a fully-diluted basis.

     Should one or more optionees be granted tandem stock appreciation rights under the Option Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

FEDERAL TAX CONSEQUENCES

     Options granted under the Option Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          Incentive Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

          For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made more than two (2) years after the date the option for the shares was granted and more than one (1) year after the option was exercised for such shares. Unless both of these requirements are satisfied, a disqualifying disposition will result.

          Upon a qualifying disposition of the shares, the optionee will recognize a long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
     (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a business expense deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

          Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option.

          The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

          Special provisions of the Internal Revenue Code apply to the acquisition of common stock under a non-qualified option, if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

             (a) If the shares acquired upon exercise of the non-qualified option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the Company's repurchase right lapses with respect to such shares over (ii) the exercise price paid for the shares.

             (b) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of
        (i) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

          The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the

     Company upon the exercise of non-statutory options granted with an exercise price equal to the fair market value of the option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

          Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

NEW PLAN BENEFITS

     As of February 29, 2000, no stock options have been granted on the basis of the 1,710,000 share increase subject to stockholder approval at the Annual Meeting.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the shares of the Company's outstanding voting stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval to amend the Option Plan to increase the number of shares issuable under the Option Plan from 14,270,000 shares to 15,980,000 shares. Should such stockholder approval not be obtained, then any stock options granted on the basis of the 1,710,000 share increase will terminate without becoming exercisable for any of the shares of common stock subject to those options, and no further options will be granted on the basis of such share increase. However, the Option Plan will continue to remain in effect and stock option grants may continue to be made pursuant to the provisions of the Option Plan until the earlier of the available reserve of common stock as last approved by the stockholders has been issued or December 31, 2002.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1988 STOCK OPTION PLAN OF THE COMPANY.

                                 PROPOSAL NO. 3

         APPROVAL OF AMENDMENT OF THE IDEC PHARMACEUTICALS CORPORATION
                 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Directors Plan was originally adopted by the Board of Directors on September 14, 1993 and approved by the stockholders on May 19, 1994 and has subsequently been amended. The Plan is designed to serve as an equity incentive program to attract and retain the services of highly qualified individuals with substantial experience in the biopharmaceutical industry. In order to: (i) continue to provide equity incentives to non-employee Board members who provide valuable services to the Company, especially to retain those non-employee Board members who have become substantially vested in previous stock option grants; and (ii) ensure that the Company's stock option grants to non-employee Board members are competitive with practices in comparable companies in the biopharmaceutical industry, the Board of Directors amended the Directors Plan on January 12, 2000, to (i) increase the number of shares of the Company's common stock authorized for issuance under the Option Plan by an additional 300,000 shares and (ii) extend the term of the Directors Plan from September 13, 2003 to December 31, 2005, subject to stockholder approval at the Annual Meeting.

     The following is a summary of the principal features of the Directors Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Directors Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices. The total number of shares of common stock issuable over the term of the Option Plan may not exceed 1,040,000 shares, inclusive of the 300,000 share increase for which stockholder approval is sought under this Proposal.

ADMINISTRATION

     The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) will be determined by the express terms and conditions of the Directors Plan, and neither the Board of Directors nor the Compensation Committee of the Board of Directors will exercise any discretionary functions with respect to such option grants.

ELIGIBILITY AND PARTICIPATION

     The individuals eligible to receive such automatic option grants will be limited to (i) those individuals who are first elected or appointed as non-employee Board members after September 14, 1993, whether through appointment by the Board of Directors or election by the Company's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after September 14, 1993, whether or not they commenced Board service prior to September 14, 1993. In no event, however, will any non-employee Board member be eligible to participate in the Directors Plan if such individual has previously been in the employ of the Company (or any parent or subsidiary corporation) at any time after December 31, 1989.

ISSUABLE SHARES

     The maximum number of shares of common stock issuable over the term of the Option Plan may not exceed 1,040,000 shares, subject to adjustment from time to time to reflect certain changes in the Company's capital structure.

     Should one or more outstanding options under this Directors Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised will be available for subsequent option grants under the Directors Plan. Unvested shares issued under the Directors Plan and subsequently repurchased by the Company at the option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Directors Plan. Shares subject to any option or portion thereof surrendered in accordance with the cash out provisions of the Directors Plan described below will reduce on a share-for-share basis the number of shares available for subsequent option grants under the Directors Plan.

     Should any change be made to the common stock issuable under the Directors Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Directors Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member, and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Directors Plan. Such adjustments are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.

     As of February 29, 2000, 241,250 shares of common stock have been issued under the Directors Plan, 408,750 shares of common stock were subject to outstanding options and 390,000 shares of common stock(2) were available for future option grants, inclusive of the 300,000 share increase subject to stockholder approval at the Annual Meeting.

AUTOMATIC OPTION GRANTS

     Each individual who is first elected or appointed as a non-employee Board member, whether through appointment by the Board of Directors or election by the Company's stockholders, on or after the date of the 2000 Annual Meeting, will automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 17,500 shares of common stock.

     On the first Nasdaq Stock Market trading day in January of each calendar year, beginning with calendar year 2001, each individual who is at the time serving as an eligible non-employee Board member will automatically be granted on such date a non-statutory option to purchase 5,000 shares of common stock, provided such individual has served as a Board member for a period of at least six (6) months.

     The option grants made under the Directors Plan during the 1999 calendar year were adjusted to reflect the 2-for-1 split of the Company's common stock which occurred on December 21, 1999, with the result that Mr. Young received an initial grant for 35,000 post-split shares on September 23, 1999 and each of the continuing non-employee Board members received an annual option grant on January 4, 1999 for 10,000 post-split shares. However, the Board has decided not to adjust the number of shares subject to any future option grants made under the Directors Plan to reflect the December 21, 1999 split of the common stock. Accordingly, the initial grant made to any new non-employee Board member in the future will remain at 17,500 shares, and the annual grant to each continuing non-employee Board member, beginning with the calendar year 2001 grants, will remain at 5,000 shares.

     There is no limit on the number of 5,000-share option grants any one non-employee Board member may receive over his or her period of Board service.

     Stockholder approval of this Proposal will also constitute pre-approval of each option grant subsequently made under the Directors Plan and the exercise of that option in accordance with the terms of such plan.

---------------

(2) The number of shares available for future option grants will be increased by the number of shares subject to currently-outstanding options which terminate or expire prior to exercise and will also be adjusted in the event of certain changes to the Company's capital structure.

OPTION GRANTS

     The table below shows, as to each of the non-employee Board member and Board member nominees, the following information with respect to stock option transactions effected during the period from the January 1, 1999 to February 29, 2000: (i) the number of shares of common stock subject to the automatic option grants made during such period under the Directors Plan and (ii) the weighted average option price payable per share.

                                                                   WEIGHTED AVERAGE
                                              OPTIONS GRANTED      EXERCISE PRICE OF
                   NAME                      (NUMBER OF SHARES)     OPTIONS GRANTED
                   ----                      ------------------    -----------------
Charles C. Edwards, M.D....................        20,000               $58.31
Alan B. Glassberg, M.D.....................        20,000                58.31
Kazuhiro Hashimoto.........................        20,000                58.31
Franklin P. Johnson, Jr. ..................        20,000                58.31
Robert W. Pangia...........................        20,000                58.31
Bruce R. Ross..............................        20,000                58.31
The Honorable Lynn Schenk..................        20,000                58.31
William D. Young...........................        45,000                58.66
All current non-employee directors as a
  group (8 persons)........................       185,000                58.40

PRICE AND EXERCISABILITY

     The exercise price per share of common stock subject to each automatic option grant will be equal to one hundred percent (100%) of the fair market value per share of common stock on the automatic grant date. Such fair market value will be deemed equal to the last reported selling price per share of the Company's common stock on the date in question, as reported on The Nasdaq Stock Market. On March 31, 2000, the fair market value per share was $98.25. The maximum period during which any option may remain outstanding under the Directors Plan may not exceed ten (10) years measured from the automatic grant date.

     The exercise price is payable in cash or with shares of the Company's common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     Each automatic grant will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Each initial 17,500 share option will vest, and the Company's repurchase right will lapse, in a series of four (4) successive equal annual installments over the optionee's period of continued service as a Board member, with the first such installment to vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Each additional 5,000-share automatic grant will vest, and the Company's repurchase with respect thereto will lapse, upon optionee's completion of one (1) year of Board service measured from the automatic grant date.

NON-TRANSFERABILITY

     During the lifetime of the optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, will be exercisable only by the optionee and will not be assignable or transferable other than (i) a transfer of the option effected by will or by the laws of inheritance following the optionee's death or (ii) a transfer during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent of such transfer or assignment is in furtherance of the optionee's estate plan..

TERMINATION OF BOARD SERVICE

     Should the optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding one or more automatic option grants under the Directors Plan, then such individual will have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the optionee is vested at the time of such cessation of Board service. Each such option will immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the optionee is not otherwise at that time vested.

     Should the optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the optionee is vested at the time of his or her cessation of Board service, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance. The right to exercise each such option will lapse upon the expiration of the twelve (12)-month period measured from the date of the optionee's death.

     Should the optionee die or become permanently disabled while serving as a Board member, then the shares of common stock at the time subject to each automatic option grant held by such optionee will immediately vest in full (and the Company's repurchase right with respect to such shares will terminate), and the optionee (or the representative of the optionee's estate or the person or persons to whom the option is transferred upon the optionee's death) will have a twelve (12)-month period following the date of the optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of common stock.

     In no event will any automatic grant under this Directors Plan remain exercisable after the expiration date of the ten (10)-year option term.

STOCKHOLDER RIGHTS

     The holder of an automatic option grant will have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

ACCELERATION OF OPTIONS

     Corporate Transaction. In the event of any one of the following transactions (a "Corporate Transaction"):

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated,

          (b) the sale, transfer or other disposition of all or substantially all of the Company assets in liquidation or dissolution of the Company, or

          (c) any reverse merger in which the Company is the surviving entity but in which 50% or more of the Company's outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger, the shares of common stock at the time subject to each outstanding option under the Directors Plan but not otherwise vested will automatically vest in full so that each such option will, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of common stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Directors Plan will terminate and cease to be outstanding, except to the extent assumed by the successor entity.

     Change in Control. A Change in Control will be deemed to occur if:

          (a) any person or related group of persons (other than the Company or its affiliates) directly or indirectly acquires beneficial ownership of securities possessing fifty percent (50%) or more of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders to accept; or

          (b) there is a change in the composition of the Board of Directors over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board of Directors.

     The shares of common stock at the time subject to each outstanding option under the Directors Plan but not otherwise vested will automatically vest in full so that each such option will, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of common stock. Each such option will remain so exercisable until the expiration or sooner termination of the option term.

          Hostile Take-Over. A Hostile Take-Over will be deemed to occur if any person or related group of persons (other than the Company or its affiliates) directly or indirectly acquires beneficial ownership of securities possessing fifty percent (50%) or more of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders to accept.

     Upon the occurrence of a Hostile Take-Over, the optionee will have a thirty
(30)-day period in which to surrender to the Company each automatic option grant held by him or her under the Directors Plan. The optionee will in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of common stock at the time subject to the surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution will be paid within five (5) days following the surrender of the option to the Company. Stockholder approval of this Proposal will also constitute pre-approval of each option subsequently granted with such a surrender right and the exercise of that right in accordance with the foregoing terms. Neither the approval of the Plan Administrator nor the consent of the Board will be required at the time of the actual option surrender and cash distribution.

     The shares of common stock subject to each option surrendered in connection with the Hostile Take-Over will not be available for subsequent option grant under the Directors Plan.

     The automatic option grants outstanding under the Directors Plan will in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

AMENDMENT OF THE DIRECTORS PLAN AND AWARDS

     The Board of Directors has complete and exclusive power and authority to amend or modify the Directors Plan in any or all respects whatsoever. However, no such amendment or modification will adversely affect rights and obligations with respect to options at the time outstanding under the Directors

Plan, unless the affected optionees consent to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

TERM OF THE DIRECTORS PLAN

     The Directors Plan will terminate upon the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under the Directors Plan have been issued as vested shares or cancelled pursuant to the cash-out provisions of the Directors Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date will thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants. Should stockholders not approve this proposal then the termination date of the Option Plan under clause (i) above will be September 13, 2003.

ACCOUNTING TREATMENT

     Option grants under the Directors Plan will not result in any direct charge to the Company's reported earnings because such grants will have an exercise price equal to the fair market value of the option shares on the grant date. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnote to its financial statements, the proforma impact those options would have upon its reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Directors Plan will be non-statutory options which do not satisfy the requirement of Section 422 of the Internal Revenue Code. No taxable income will be recognized by an optionee upon the grant of the non-statutory option, but the optionee will normally recognize ordinary income in the year in which the option is exercised. The amount of such ordinary income will be equal to the fair market value of the purchased shares on the exercise date over the option exercise price paid for the shares.

     Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of the Company's common stock under a non-statutory option. These special provisions may be summarized as follows:

          (a) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of Board service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the optionee vests in the shares, an amount equal to the excess of (i) the fair market value of the shares on the date the optionee vests in those shares over (ii) the option exercise price paid for such shares.

          (b) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the option exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when he or she vests in such shares.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

NEW PLAN BENEFITS

     As February 29, 2000, no stock options have been granted on the basis of the 300,000 share increase subject to stockholder approval at the Annual Meeting.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the shares of the Company's outstanding voting stock present or represented by proxy and voting at the Annual Meeting is required for approval of the amendments to the Directors Plan. Should such stockholder approval not be obtained, then any options granted on the basis of the 300,000 share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of common stock subject to those options, and no further options will be granted on the basis of such share increase. However, the Directors Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Directors Plan until the earlier of the available reserve of common stock as last approved by the stockholders has been issued pursuant to option grants made under the Directors Plan or September 13, 2003.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN OF THE COMPANY.

                                 PROPOSAL NO. 4

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit and Finance Committee, the Board of Directors has appointed the firm of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000, subject to ratification of the stockholders. KPMG LLP has been employed regularly by the Company to audit its consolidated financial statements and for other purposes since inception of the Company. Representatives of KPMG LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                             STOCKHOLDER PROPOSALS

     Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting of Stockholders is expected to be December 20, 2000. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC.

     In addition, the proxy solicited by the Board of Directors for the 2001 Annual Meeting will confer discretionary authority on the Board to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal no later than February 28, 2001.

                                 ANNUAL REPORT

     The Company filed an Annual Report on Form 10-k for the year ended December 31, 1999 with the SEC. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 is available without charge upon request to: IDEC Pharmaceuticals Corporation, Attention: Investor Relations, 3030 Callan Road, San Diego, CA 92121, (858) 431-8500.

                                          THE BOARD OF DIRECTORS OF
                                          IDEC PHARMACEUTICALS CORPORATION

Dated: April 14, 2000

                                    EXHIBIT 1

                        IDEC PHARMACEUTICALS CORPORATION
                             1988 STOCK OPTION PLAN

                 (AMENDED AND RESTATED THROUGH JANUARY 12, 2000)


        I.     PURPOSES OF THE PLAN

                      (a) This Stock Option Plan (the "Plan") is intended to promote the interests of IDEC Pharmaceuticals Corporation, a Delaware corporation (the "Corporation"), by providing a method whereby key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

                      (b) The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                             (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                             (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      (c) All share numbers in this January 12, 2000 restatement reflect the two-for-one split of the Common Stock which was effected on December 21, 1999.

        II.    ADMINISTRATION OF THE PLAN

                      (a) The Corporation's Board of Directors (the "Board") shall appoint a committee ("Committee") of two (2) or more non-employee Board members to assume full responsibility for the administration of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

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                      (b) The Committee as Plan Administrator shall have full
power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or stock issuance thereunder.

        III.   ELIGIBILITY FOR OPTION GRANTS

                      (a) The persons eligible to receive option grants under the Plan shall be limited to key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or its parent or subsidiary corporations).

                      (b) The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.

        IV.    STOCK SUBJECT TO THE PLAN

                      (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued under the Plan shall not exceed 15,980,000 shares.* The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV(d) of the Plan.

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        */ Adjusted to reflect (i) the 1 for 2.5 reverse Common Stock split effected by the Company on August 18, 1991 and a 2 for 1 stock split effected by the Company on December 21, 1999, (ii) the 1,340,000 share increase authorized by the Board on March 18, 1992 and approved by the stockholders at the 1992 Annual Meeting, (iii) the 1,400,000 share increase authorized by the Board on January 13, 1993 and approved by the stockholders at the 1993 Annual Meeting,
(iv) the 1,300,000 share increase authorized by the Board on February 28, 1994 and approved by the stockholders at the 1994 Annual Meeting, (v) the 1,000,000 share increase authorized by the Board on January 25, 1995, and approved by the stockholders at the 1995 Annual Meeting, (vi) the 2,400,000 share increase authorized by the Board on January 24, 1996, and approved by the stockholders at the 1996 Annual Meeting, (vii) the 1,600,000 share increase authorized by the Board on February 24, 1997, and approved by the stockholders at the 1997 Annual Meeting, (viii) the 1,710,000 share increase authorized by the Board on February 20, 1998, approved by the stockholders at the 1998 Annual Meeting, (ix) the 1,600,000 share increase authorized by the Board on January 13, 1999, approved by the stockholders at the 1999 Annual Meeting, and (x) the 1,710,000 share increase authorized by the Board on January 12, 2000, subject to stockholder approval at the 2000 Annual Meeting. In no event, however, shall more than 9,865,423 shares of Common Stock be issued under the Plan after February 29, 2000, subject to adjustment under Section IV(d) in the event of changes in the Company's capital structure.


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                      (b) In no event may the aggregate number of shares of
Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 2,500,000 shares in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with Section IV(d) of the Plan. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

                      (c) Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any option cancelled in accordance with Section IX of the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

                      (d) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (I) the maximum number and/or class of securities issuable under the Plan, (II) the maximum number and/or class of securities for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after December 31, 1993 and (III) the number and/or class of securities and exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

        V.     TERMS AND CONDITIONS OF OPTIONS

               Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section VI.


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


                      1. Option Price.

                      A. The option price per share shall be fixed by the Plan Administrator, but in no event shall the option price per share be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of the option grant.

                      B. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

                      (i) full payment in cash or check payable to the Corporation; or

                      (ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

                      (iii) full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Corporation; or

                      (iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions (I) to a Corporation-designated brokerage firm to (A) effect the immediate sale of a sufficient number of the purchased shares to enable such firm to remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (B) remit those funds to the Corporation on the settlement date, and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

               For purposes of this subparagraph B, the Exercise Date shall be the date on which written notice of the option exercise is received by the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                      C. The fair market value per share of Common Stock on any relevant date under subparagraph A or B (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:



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                             (i) If the Common Stock is not at the time listed
        or admitted to trading on any national stock exchange but is traded on The Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as reported by the National Association of Securities Dealers on The Nasdaq Stock Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                             (ii) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               2. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option shall have a term in excess of ten (10) years from the grant date.

               3. Limited Transferability of Options. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, non-statutory options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               4. Effect of Termination of Service.

               A. Should an optionee cease to remain in Service (as defined in subparagraph D below) for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to Section XI below) remain exercisable for more than a

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

thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and specified in the instrument evidencing the grant) following the date of such cessation of Service. Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during such thirty-six (36)-month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such thirty-six (36)-month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, the option shall, immediately upon the optionee's cessation of Service for any reason, terminate and cease to be outstanding for any option shares for which the option is not otherwise at that time exercisable.

                      B. Any outstanding option held by the optionee and exercisable in whole or in part on the date of his or her death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. The right to exercise the option for those shares shall terminate upon the earlier of (i) the third anniversary of the date of the optionee's cessation of Service or (ii) the specified expiration date of the option term.

                      C. Notwithstanding subparagraphs A and B above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under the Plan to be exercised, during the limited period of exercisability provided under
Section V.4.A above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                      D. For purposes of the foregoing provisions of this
Section V.4 (and all other provisions of the Plan), the optionee shall be deemed to remain in the Service of the Corporation for so long as such individual renders services on a periodic basis to the Corporation or any parent or subsidiary corporation in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the option agreement evidencing the option grant and/or the purchase agreement evidencing the purchased option shares specifically provides otherwise. The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to the work to be performed and as to the manner and method of performance.

               5. Stockholder Rights. An optionee shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.



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               6. Repurchase Rights. Unvested shares of Common Stock may be issued under the Plan which are subject to repurchase by the Corporation in accordance with the following provisions:

                             (a) Upon the optionee's cessation of Service while holding unvested shares under the Plan, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                             (b) All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section VII of this Plan, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                             (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to any or all unvested shares purchased or purchasable by the optionee under the Plan and thereby accelerate the vesting of those shares in whole or in part at any time.

        VI.    INCENTIVE OPTIONS.

               The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

               (a) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the



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number of shares of Common Stock for which an Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, the option may nevertheless be exercised for those excess shares in such calendar year as a non-statutory option.

                      (b) 10% Stockholder. If any individual to whom the Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from such grant date.

               Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

        VII.   CORPORATE TRANSACTION/CHANGE IN CONTROL

                      (a) In the event of any of the following transactions (a "Corporate Transaction"):

                             (i)   a merger or consolidation in which the
        Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                             (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

                             (iii) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to persons different from those who held the stock immediately prior to such merger, each outstanding option under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. However, an outstanding option under the Plan shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other applicable limitations imposed by the Plan Administrator at the time of grant. The determination of comparability under clause (i) above shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.



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                      (b) Each outstanding option under the Plan which is
assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted to reflect the effect of the Corporate Transaction upon the Corporation's capital structure.

                      (c) In connection with any Change in Control (as defined below), the Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of each outstanding option under the Plan so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for the total number of shares at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. The Plan Administrator shall also have full power and authority to condition such option acceleration, and the termination of any of the Corporation's repurchase rights with respect to any unvested shares purchased or purchasable under the Plan, upon the subsequent termination of the optionee's Service within a designated period following the Change in Control.

               A Change in Control shall be deemed to occur in the event:

                             (i) twenty-five percent (25%) or more of the Corporation's outstanding voting stock is acquired pursuant to a tender or exchange offer (A) which is made directly to the Corporation's stockholders by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with, the Corporation) and (B) which the Board does not recommend the stockholders to accept; or

                             (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.


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                      (d) Immediately following the consummation of a Corporate
Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. Upon a Change in Control, each outstanding option accelerated pursuant to subsection VII(c) above shall remain fully exercisable until the expiration or sooner termination of the option term specified in the agreement evidencing such grant.

                      (e) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section VI(b) of the Plan. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

                      (f) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        VIII.  CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) one hundred percent (100%) of the fair market value per share of the Common Stock on the new grant date or (ii) one hundred and ten percent (110%) of such fair market value in the case of an Incentive Option granted to a 10% Stockholder.

        IX.    STOCK APPRECIATION RIGHTS

                      (a) Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section IX, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                      (b) No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section IX may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.


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                      (c) If the surrender of an option is rejected by the Plan
Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                      (d) One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock (including any shares which may vest in connection with such Hostile Take-Over). The optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IX(d). No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such grant.

                      (e) For purposes of Section IX(d), the following definitions shall be in effect:

                      A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                      The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of
        Section V.1.C, or (b) the highest reported price per share paid by the acquiring entity in effecting such Hostile Take-Over. However, to the extent the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.



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

                      (f) The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section IX shall not be available for subsequent option grant under the Plan.

        X.     LOANS OR INSTALLMENT PAYMENTS

               The Plan Administrator may, in its discretion, assist any optionee (including any officer or director of the Corporation) in the exercise of one or more options granted to such individual under the Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such optionee or (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate and terms of repayment) will be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be granted with or without security or collateral (other than to individuals who are independent consultants or advisors, in which event the loan must be adequately secured by collateral other than the purchased shares). However, the maximum credit available to the optionee may not exceed the option price of the acquired shares (less the par value of those shares) plus any Federal and State income and employment withholding taxes to which the optionee may become subject in connection with the exercise of the option.

        XI.    EXTENSION OF EXERCISE PERIOD

               The Plan Administrator shall have full power and authority, to extend the period of time for which the option is to remain exercisable following the optionee's cessation of Service from the thirty-six (36) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

        XII.   AMENDMENT OF THE PLAN

               The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        XIII.  EFFECTIVE DATE AND TERM OF PLAN

               (a) The Plan was initially adopted by the Board on July 19, 1988 and approved by the Corporation's stockholders on March 29, 1989. The Plan was subsequently amended by the Board on July 18, 1990, and such amendment was approved by the Corporation's stockholders in October, 1990. In January 1991, the Plan was again amended to increase by 960,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the Corporation's stockholders on March 20, 1991. The Board further amended the Plan on May 22, 1991, with such amendments to become effective as of the date the Corporation's Common Stock first became traded on The Nasdaq Stock Market, in order to revise certain provisions previously required when the Plan was subject to the permit requirements of the California Corporations Department. On March 18, 1992, the Plan was amended and restated in its entirety, including an increase of 1,340,000 shares to the number of shares of Common Stock issuable thereunder. The 1992 restatement, including the 1,340,000-share increase, was approved by the stockholders at the 1992 Annual Meeting. On January 13, 1993, the Board amended the Plan to increase by an additional 1,400,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the stockholders at the 1993 Annual Meeting. On February 28, 1994, the Board amended the Plan to increase by an additional 1,300,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the stockholders at the 1994 Annual Meeting. On January 25, 1995, the Board amended the Plan to increase by an additional 1,000,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the stockholders at the 1995 Annual Meeting. On January 24, 1996, the Board adopted an amendment which increased the number of shares of Common Stock issuable under the Plan by an additional 1,400,000 shares, and such increase was approved by the stockholders at the 1996 Annual Meeting.

               On February 24, 1997, the Board adopted a series of amendments to the Plan (the "1997 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 1,600,000 shares, (ii) rendered non-employee Board members serving as Plan Administrator eligible to receive option grants under the Plan, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan, (iv) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (v) extended the term of the Option Plan from July 19, 1998 to December 31, 2002 and (vi) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Amendments were approved by the Corporation's stockholders at the 1997 Annual Meeting.

               On February 20, 1998, the Board authorized an increase of 1,710,000 shares of Common Stock to the share reserve under the Plan, and the stockholders approved such increase at the 1998 Annual Meeting.

               On January 13, 1999, the Board authorized an increase of 1,600,000 shares of Common Stock to the share reserve under the Plan, and the stockholders approved such increase at the 1999 Annual Meeting (the "1999 Amendment").

               On January 12, 2000, the Board adopted a series of amendments to the Plan (the "2000 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 1,710,000 shares; (ii) extend the term of the Option Plan from December 31, 2002 to December 31, 2005; (iii) required the option price per share of Common Stock subject to each option granted under the Option Plan to be not less than 100% of the fair market value per share of Common Stock on the date of grant; (iv) removed the non-employee Board members and all independent consultants from the class of persons eligible to receive option grants under the Option Plan; and
(v) required the Plan Administrator to be a committee comprised only of non-employee Board members. No options granted on the basis of the 1,710,000 share increase effected by the 2000 Amendments shall vest or become exercisable unless and until such share increase is approved by the stockholders at the 2000 Annual Meeting.

               (b) The provisions of the 1992 restatement and of each subsequent amendment to the Plan shall apply only to stock options and stock appreciation rights granted under the Plan from and after the applicable effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to each such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective agreements evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in the 1992 restatement or in any subsequent amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such prior options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights. However, the Plan Administrator may, in its discretion, modify stock option or stock appreciation right issued and outstanding immediately prior to the effective date of the 1992 restatement or any subsequent amendment to include one or more provisions to the Plan added by such restatement or amendment.

               (c) Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender of cash-out of the stock options and stock appreciation rights granted hereunder. If the date of termination is determined under clause (i) above, then each stock option or stock appreciation right outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grant.

               (d) Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

        XIV.   USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

        XV.    REGULATORY APPROVALS

               The implementation of the Plan, the granting of any stock option or stock appreciation right hereunder, and the issuance of stock upon the exercise of any such option or stock appreciation right shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the stock issued pursuant to it.

                                    EXHIBIT 2

                        IDEC PHARMACEUTICALS CORPORATION

                  1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                 (AMENDED AND RESTATED THROUGH JANUARY 12, 2000)

      I.    PURPOSE OF THE PLAN

            This 1993 Non-Employee Directors Stock Option Plan (the "Plan") is intended to promote the interests of IDEC Pharmaceuticals Corporation, a Delaware corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

            All share numbers in this January 12, 2000 restatement reflect the two-for-one split of the Common Stock which was effected on December 21, 1999.

      II.   DEFINITIONS

            For purposes of the Plan, the following definitions shall be in effect:

            BOARD: the Corporation's Board of Directors.

            CODE: the Internal Revenue Code of 1986, as amended.

            COMMON STOCK: shares of the Corporation's common stock.

            CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                  a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

                  b. there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either
      (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

            CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                  a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                  b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                  c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger.

            EFFECTIVE DATE: September 24, 1993, the date the Plan was originally adopted by the Board. The Plan was subsequently approved by the Corporation's stockholders on May 19, 1994. On January 25, 1995, the Board adopted an amendment to the Plan which increased the number of shares of Common Stock issuable thereunder by an additional 200,000 shares, and that amendment was approved by the stockholders at the 1995 Annual Meeting. The Plan was subsequently restated by the Board on February 20, 1998, and such restatement was approved by the Corporation's stockholders at the 1994 Annual Meeting. On January 12, 2000, the Board authorized an increase of 300,000 shares of Common Stock to the share reserve under the Plan, subject to stockholder approval at the 2000 Annual Meeting (the "2000 Amendment"). No options granted on the basis of the 2000 Amendment shall vest or become exercisable unless and until such stockholder approval of the 2000 Amendment is obtained.

            FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                  a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on The Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on The Nasdaq Stock Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.



                                       2.

                  b. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange The Nasdaq Stock Market and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

            HOSTILE TAKE-OVER: the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

            1934 ACT: the Securities Exchange Act of 1934, as amended.

            OPTIONEE: any person to whom an option is granted under the Plan.

            PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

            SERVICE: the performance of services as a member of the Board.

            TAKE-OVER PRICE: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

      III.  ADMINISTRATION OF THE PLAN

            The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.



                                       3.

      IV.   STOCK SUBJECT TO THE PLAN

            A. Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,040,000 shares(1), subject to adjustment from time to time in accordance with the provisions of this Article IV.

            B. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Article VII shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

            C. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per each new or continuing non-employee Board member under the Plan, and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

--------------
(1) Adjusted to reflect (i) the 2-for-1 split of the Common Stock effected by the Corporation on December 21, 1999, (ii) the 200,000 share increase authorized by the Board on January 25, 1995 and approved by the stockholders at the 1995 Annual Meeting, (iii) the 240,000 share increase authorized by the Board on February 20, 1998 and approved by the stockholders at the 1998 Annual Meeting, and (iv) the 300,000-share increase authorized by the Board on January 12, 2000, subject to stockholder approval at the 2000 Annual Meeting.



                                       4.

      V.    ELIGIBILITY

            A. Eligible Optionees. The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after such Effective Date, whether or not they commenced Board service prior to such Effective Date. In no event, however, shall any non-employee Board member be eligible to participate in the Plan if such individual has previously been in the employ of the Corporation (or any parent or subsidiary corporation) at any time after December 31, 1989. Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

      VI.   TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

            A. Grant Date. Pursuant to the terms of this January 12, 2000 restatement, which shall become effective as of the date of the 2000 Annual Stockholders Meeting, option grants shall be made on the dates specified below:

                  - Each individual who is first elected or appointed as an Eligible Director, whether through appointment by the Board or election by the Corporation's stockholders, on or after the date of the 2000 Annual Stockholders Meeting, shall automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 17,500 shares of Common Stock.

                  - On the first trading day on The Nasdaq Stock Market in January of each calendar year (commencing with calendar year 2001), each individual who is at the time serving as an Eligible Director shall automatically be granted on such date a non-statutory option to purchase 5,000 shares of Common Stock, provided such individual has served as a Board member for a period of at least six (6) months.

            There shall be no limit on the number of 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

            Stockholder approval of this January 12, 2000 restatement at the 2000 Annual Meeting shall constitute pre-approval of each option grant subsequently made pursuant to the provisions of the Plan as restated and the subsequent exercise of that option in accordance with its terms.



                                       5.

            B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

            C.    Payment.

                  The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

                  (i) full payment in cash or check made payable to the Corporation's order; or

                  (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                  (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                  (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) shall concurrently provide directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            For purposes of this subparagraph VI.C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the option price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are subject to the Corporation's repurchase right.



                                       6.

            D. Option Term. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

            E. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 17,500 share option shall vest, and the Corporation's repurchase right shall lapse, in a series of four
(4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the grant date. Each additional 5,000-share automatic grant shall vest, and the Corporation's repurchase with respect thereto shall lapse, upon Optionee's completion of one (1) year of Board service measured from the automatic grant date. Vesting of the option shares shall be subject to acceleration as provided in Section VI.G and Article VII. In no event, however, shall any additional option shares vest after the Optionee's cessation of Board service.

            F. Non-Transferability. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than (i) a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death or (ii) a transfer of the option during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer is effected pursuant to the optionee's estate plan. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

            G.    Effect of Termination of Board Service.

                  1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under the Plan, then such individual shall have a six
(6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

                  2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the



                                       7.

Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from after the date of the Optionee's death.

                  3. Should the Optionee die or become Permanent Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

                  4. In no event shall any automatic grant under this Plan remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

            H. Stockholder Rights. The holder of an automatic option grant shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

            I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Non-statutory Stock Option Agreement attached as Exhibit A.

      VII.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof).



                                       8.

            B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain fully exercisable for the option shares which vest in connection with the Change in Control until the expiration or sooner termination of the option term.

            C. The Optionee shall have the right, exercisable at any time within the thirty (30)-day period immediately following the effective date of a Hostile Take-Over, to surrender to the Corporation each automatic option grant held by him or her under this Plan. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of this January 12, 2000 restatement at the 2000 Annual Meeting shall constitute the pre-approval of each option subsequently granted with such a surrender right and the subsequent exercise of that right in accordance with the provisions of this
Section VII.C. Neither the approval of the Plan Administrator nor the consent of the Board shall be required at the time of the actual option surrender and cash distribution.

            D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent option grant under this Plan.

            E. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      VIII. AMENDMENT OF THE PLAN AND AWARDS

            The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected optionees consent to such amendment. In addition, certain amendments to the Plan may require stockholder approval pursuant to applicable law or regulation.



                                       9.

      IX.   EFFECTIVE DATE AND TERM OF PLAN

            A. The Plan became effective immediately upon adoption by the Board on September 14, 1993 and was approved by the Corporation's stockholders at the 1994 Annual Meeting. On January 25, 1995, the Board adopted an amendment to the Plan which increased the number of shares of Common Stock issuable thereunder by an additional 200,000 shares, and that amendment was approved by the stockholders at the 1995 Annual Meeting.

            B. On February 20, 1998, the Board adopted a series of amendments to the Plan (the "1997 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 240,000 shares, (ii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan and (iii) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain transactions by Board members under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Amendments were approved by the Corporation's stockholder at the 1998 Annual Meeting.

            C. On January 12, 2000, the Board authorized (i) an increase of 300,000 shares of Common Stock to the share reserve under the Plan and (ii) an extension of the term of the Directors Plan from September 13, 2003 to December 31, 2005. Such amendments are subject to stockholder approval at the 2000 Annual Meeting and shall not be implemented if such stockholder approval is not obtained.

            D. The Plan shall terminate upon the earlier of (i) September 13, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the cash-out provisions of the Plan. If the date of termination is determined under clause
(i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

      X.    USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes

      XI.   REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory



                                      10.

authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

      XII.  NO IMPAIRMENT OF RIGHTS

            Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

      XIII. MISCELLANEOUS PROVISIONS

            A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

            B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

            C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.



                                      11.

PROXY


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                        IDEC PHARMACEUTICALS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints WILLIAM H. RASTETTER and KENNETH J. WOOLCOTT, and each of them, proxies with full power of substitution, to vote all shares of common stock of IDEC Pharmaceuticals Corporation ("IDEC Pharmaceuticals") held of record by the undersigned as of March 22, 2000 at the Annual Meeting of Stockholders ("Annual Meeting") of IDEC Pharmaceuticals to be held at IDEC Pharmaceuticals, 11011 Torreyana Road, San Diego, California on May 17, 2000, at 10:00 a.m., local time, and at all adjournments thereof, upon the following matters:


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





1.  ELECTION OF DIRECTORS                                                                FOR                       WITHHOLD
    01 Alan B. Glassberg, M.D.                                                 all nominees listed below           AUTHORITY
    02 Robert W. Pangia                                                         (except as marked to the         to vote for all
    03 William D. Young                                                             contrary below)          nominees listed below
                                                                                         [ ]                          [ ]


Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

______________________________________________________________

2.  Proposal to amend the 1988 Stock Option Plan of IDEC                                  FOR           AGAINST         ABSTAIN
    Pharmaceuticals ("Option Plan") to (i) increase total the number                      [ ]             [ ]             [ ]
    of common shares issuable thereunder from 14,270,000
    shares to a total of 15,980,000 shares of common stock and
    (ii) extend the term of the Option Plan from December 31,
    2002 to December 31, 2005.

                                                                                          FOR           AGAINST         ABSTAIN
3.  Proposal to amend the 1993 Non-Employee Directors Stock                               [ ]             [ ]             [ ]
    Option Plan ("Directors Plan") to (i) increase the total number of common shares issuable thereunder from 740,000 shares to a total of 1,040,000 shares of common stock and (ii) extend the term of the Directors Plan from September 13, 2003 to
    December 31, 2005.

                                                                                          FOR           AGAINST         ABSTAIN
4.  Ratification of the selection of KPMG LLP as independent                              [ ]             [ ]             [ ]
    public accountants for the 2000 fiscal year.

                                                                                          FOR           AGAINST         ABSTAIN
5.  In accordance with the discretion of the proxy holders, to act                        [ ]             [ ]             [ ]
    upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the
    Annual Meeting.

                                                                      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                      DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF ANY NOMINEE
                                                                      NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE
                                                                      PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE
                                                                      FOR ANY OTHER PERSON WHO MAY BE NOMINATED.


Signature or Signatures of Stockholders _____________________________________________________________ Dated: ________________, 2000
                                        (This signature should conform to your name as printed hereon. Co-owners should both sign.)


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